Exhibit 99.1

DiaMedica Therapeutics Raises $30 Million in

Private Placement to Accelerate Industry Leading Preeclampsia and Fetal Growth Restriction Pipeline

Minneapolis, Minnesota – July 21, 2025 (Business Wire) – DiaMedica Therapeutics Inc. (Nasdaq: DMAC), a clinical-stage biopharmaceutical company focused on developing novel treatments for preeclampsia, fetal growth restriction and acute ischemic stroke, today announced definitive agreements for a $30.1 million private placement of common shares led by current investors. No placement agent was engaged for this transaction.

Pursuant to the terms of the securities purchase agreements, the Company will issue a total of 8,606,426 common shares at a purchase price of $3.50 per share. The private placement is expected to close on or about July 23, 2025, subject to the satisfaction of customary closing conditions.

The capital raised is expected to fund the Company’s operations for more than two years and support upcoming milestones including the submission of an investigational new drug (IND) application in the United States for preeclampsia and fetal growth restriction and a Phase 2b study to further evaluate DM199 in both indications, pending IND approval.

“This financing allows us to rapidly accelerate our development efforts in preeclampsia and fetal growth restriction, both of which have no approved treatment options currently,” said Rick Pauls, President and CEO of DiaMedica. “We believe DM199 has the potential to be a disease-modifying therapy for these patients, and look forward to building upon what is already the most advanced clinical program targeting these conditions.”

The offer and sale of the common shares in the private placement have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any state or other applicable jurisdiction’s securities laws, and such common shares may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and applicable state and other securities laws. The Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission registering the resale of the common shares issued in the private placement.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the foregoing securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Required Canadian Related Party Transaction Disclosure

DiaMedica has received binding commitments for participation in the private placement from certain non-management, related parties, in the aggregate amount of $30.1 million or 8,606,426 common shares. Accordingly, the private placement constitutes a “related party transaction” as such term is defined in Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”) of the Canadian Securities Administrators. The private placement will be exempt from the valuation and the minority shareholder approval requirements of MI 61-101 under the exemptions contained in section 5.5(a) and 5.7(1)(a), respectively, as neither the fair market value of the common shares nor the fair market value of the consideration paid for the common shares insofar as it involves the related parties is more than 25% of the Company’s market capitalization.

About DM199 (rinvecalinase alfa)

DM199 (rinvecalinase alfa) is a recombinant form of human tissue kallikrein-1 (rhKLK1) in clinical development for preeclampsia, fetal growth restriction and acute ischemic stroke. KLK1 is a serine protease enzyme that plays an important role in the regulation of diverse physiological processes via a molecular mechanism that increases production of nitric oxide, prostacyclin and endothelium-derived hyperpolarizing factor. In preeclampsia and fetal growth restriction, DM199 is intended to lower blood pressure, enhance endothelial health and improve perfusion to maternal organs and the placenta while for stroke intended to increase collateral circulation in the penumbra following a stroke.

About DiaMedica Therapeutics Inc.

DiaMedica Therapeutics Inc. is a clinical stage biopharmaceutical company committed to improving the lives of people suffering from serious ischemic diseases with a focus on preeclampsia, fetal growth restriction and acute ischemic stroke. DiaMedica’s lead candidate DM199 is the first pharmaceutically active recombinant (synthetic) form of the KLK1 protein, an established therapeutic modality in Asia for the treatment of acute ischemic stroke, preeclampsia and other vascular diseases. For more information visit the Company’s website at www.diamedica.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and forward-looking information that are based on the beliefs of management and reflect management’s current expectations. When used in this press release, the words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “seek,” “might,” “project,” “target,” “aim,” or “will,” the negative of these words or such variations thereon or comparable terminology and the use of future dates are intended to identify forward-looking statements and information. The forward-looking statements and information in this press release include statements regarding the Company’s expectations regarding its expected cash runway and ability to obtain and complete a Phase 2b study in preeclampsia, the anticipated clinical benefits and success of DM199 for the treatment of preeclampsia and acute ischemic stroke, and the continued ReMEDy2 trial enrollment and the timing of the interim analysis on the first 200 participants in the first half of 2026;Such statements and information reflect management’s current view and DiaMedica undertakes no obligation to update or revise any of these statements or information. By their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements, or other future events, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Applicable risks and uncertainties include, among others, risks and uncertainties relating to risks and uncertainties relating to the clinical expansion into preeclampsia and that trial; the timing of ReMEDy2 trial enrollment, regulatory applications and related filing and approval timelines; the possibility that enrollment in the ReMEDy2 trial will not continue to increase as anticipated; the possibility of additional future adverse events associated with or unfavorable results from the ReMEDy2 trial; the possibility of unfavorable results from DiaMedica’s other ongoing or future clinical trials of DM199; the risk that existing preclinical and clinical data may not be predictive of the results of ongoing or later clinical trials; DiaMedica’s plans to develop, obtain regulatory approval for and commercialize its DM199 product candidate for the treatment of preeclampsia and acute ischemic stroke and its expectations regarding the benefits of DM199; DiaMedica’s ability to conduct successful clinical testing of DM199 and within its anticipated parameters, site activations, enrollment numbers, costs and timeframes; the adaptive design of the ReMEDy2 trial and the possibility that the targeted enrollment and other aspects of the trial could change depending upon certain factors, including additional input from the FDA and the blinded interim analysis; the perceived benefits of DM199 over existing treatment options; the potential direct or indirect impact of hospital and medical facility staffing shortages, increased tariffs and worldwide global supply chain shortages on DiaMedica’s business and clinical trials, including its ability to meet its site activation and enrollment goals; DiaMedica’s reliance on collaboration with third parties to conduct clinical trials; DiaMedica’s ability to continue to obtain funding for its operations, including funding necessary to complete current and planned clinical trials and obtain regulatory approvals for DM199 for preeclampsia and acute ischemic stroke and the risks identified under the heading “Risk Factors” in DiaMedica’s annual report on Form 10-K for the fiscal year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (SEC) and subsequent SEC reports. The forward-looking information contained in this press release represents the expectations of DiaMedica as of the date of this press release and, accordingly, is subject to change after such date. Readers should not place undue importance on forward-looking information and should not rely upon this information as of any other date. While DiaMedica may elect to, it does not undertake to update this information at any particular time except as required in accordance with applicable laws.

Corporate Contact:
Scott Kellen, Chief Financial Officer
(763) 496-5118 | skellen@diamedica.com

Investor Contact:
Mike Moyer, Managing Director, LifeSci Advisors
mmoyer@lifesciadvisors.com

Media Contact:
Madelin Hawtin, LifeSci Communications
mhawtin@lifescicomms.com

Source: DiaMedica Therapeutics Inc.

Released July 21, 2025